                                                                 EXHIBIT 10.16


                         WESTERN MULTIPLEX CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

1.   Purpose of the Plan

          The purpose of the Plan is to give eligible employees of the Company and its Subsidiaries the ability to share in Western Multiplex Corporation's future success. The Company expects that it will benefit from the added interest which such employees will have in the welfare of the Company as a result of their increased equity interest in the Company's success.


2.    Section 423 of the Code

          The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code or any successor section thereto. Accordingly, all Participants shall have the same rights and privileges under the Plan, subject to any exceptions that are permitted under Section 423(b)(5) of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code or any successor provision shall, without further act or amendment, be reformed to comply with the requirements of Section 423. This Section 2 shall take precedence over all other provisions in the Plan.

3.   Definitions

     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

     (a)  Act:  The Securities Exchange Act of 1934, as amended, or any
          ---
          successor thereto.

     (b)  Beneficial Owner: As such term is defined in Rule 13d-3 under the Act
          ----------------
          (or any successor rule thereto).

     (c)  Board: The Board of Directors of the Company.
          -----

     (d)  Change in Control: The occurrence of any of the following events:
          -----------------

          (i) any Person (other than Ripplewood Holdings L.L.C. ("Ripplewood Holdings"), an Affiliate of Ripplewood Holdings L.L.C., or any Person holding securities representing 10% or more of the combined voting power of the Company's outstanding securities as of the Effective Date, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50% or more of the combined voting power of the Company's then-outstanding securities;

          (ii) during any period of twenty-four consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 3(d)(i), (iii), (iv) or (v) of the Plan or a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning
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                                                                               2
          of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii)the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity (or its parent) outstanding immediately after such merger or consolidation; or

          (iv) the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets, other than a liquidation of the Company into a wholly-owned subsidiary.

     (e)  Code: The Internal Revenue Code of 1986, as amended, or any successor
          ----
          thereto.

     (f)  Committee: The Compensation and Benefits Committee of the Board.
          ---------

     (g)  Company: Western Multiplex Corporation, a California corporation.
          -------

     (h)  Compensation: Base salary, annual bonuses, commissions, overtime and
          ------------
          shift pay, in each case prior to reductions for pre-tax contributions made to a plan or salary reduction contributions to a plan excludable from income under Section 125 of the Code. Notwithstanding the foregoing, Compensation shall exclude severance pay, stay-on bonuses, long-term bonuses, retirement income, change-in-control payments, contingent payments, income derived from stock options, stock appreciation rights and other equity-based compensation and other forms of special remuneration.

     (i)  Disability: Inability to engage in any substantial gainful activity by
          ----------
          reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e)(3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

     (j)  Disqualifying Disposition: As such term is defined in Section 11(f) of
          -------------------------
          the Plan.

     (k)  Effective Date: The date on which the Plan takes effect, as defined
          --------------
          pursuant to Section 22 of the Plan.

     (l)  Fair Market Value: On a given date, the arithmetic mean of the high
          -----------------
          and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the first date on which it is otherwise reported on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities

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                                                                               3
          exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

     (m)  Maximum Share Amount: Subject to Section 423 of the Code, the maximum
          --------------------
          number of Shares that a Participant may purchase in any given calendar year is 2,500 Shares. In no event may a Participant purchase more than $25,000 worth of shares (based on Fair Market Value of such stock at the time the option was granted) in each calendar year during which an option is granted to such Participant.

     (n)  Offering Date: The first date of an Offering Period.
          -------------

     (o)  Offering Period: An offering period described in Section 6 of the
          ---------------
          Plan.

     (p)  Option: A stock option granted pursuant to Section 9 of the Plan.
          ------

     (q)  Participant: An individual who is eligible to participate in the Plan
          -----------
          pursuant to Section 7 of the Plan.

     (r)  Participating Subsidiary: A Subsidiary of the Company that is selected
          ------------------------
          to participate in the Plan by the Committee in its sole discretion.

     (s)  Payroll Deduction Account: An account to which payroll deductions of
          -------------------------
          Participants are credited under Section 11(c) of the Plan.

     (t)  Person: As such term is used for purposes of Section 13(d) or 14(d) of
          ------
          the Act (or any successor section thereto).

     (u)  Plan: The Western Multiplex Corporation Employee Stock Purchase Plan,
          ----
          as amended from time to time.

     (v)  Plan Broker: A stock brokerage or other financial services firm
          -----------
          designated by the Committee in its sole discretion.

     (w)  Purchase Date: The last date of an Offering Period.
          -------------

     (x)  Purchase Price: The purchase price per Share, as determined pursuant
          --------------
          to Section 9 of the Plan.

     (y)  Shares: Shares of common stock, par value $0.01 per Share, of the
          ------
          Company.

     (z)  Subsidiary: A subsidiary corporation, as defined in Section 424(f) of
          ----------
          the Code (or any successor section thereto).

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                                                                               4
4.   Shares Subject to the Plan

          Subject to the adjustment provision in Section 14 of the Plan, the total number of Shares which shall be made available for sale under the Plan shall be 1,000,000 Shares, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2001, 2002, 2003, 2004 and 2005 equal to the lesser of (i) 250,000 Shares, (ii) one percent (1%) of the then outstanding Shares, on a fully diluted basis or (iii) such lesser number of Shares as is determined by the Board. If the Board determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares available for sale under the Plan on the Offering Date of the applicable Offering Period or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of Additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date. The Shares may consist, in whole or in part, of unissued Shares, treasury Shares or Shares purchased on the open market. The issuance of Shares pursuant to the Plan shall reduce the total number of Shares available under the Plan.


5.   Administration of the Plan

          The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). Subject to Section 16 of the Act or other applicable law, the Committee may delegate its duties and powers under the Plan to such individuals as it designates in it sole discretion. At least annually, each Participant will receive a copy of the Company's financial statement.


6.   Offering Periods and Purchase Periods

          (a) Offering Periods. The Plan shall be implemented by a series of Offering Periods of twenty-four (24) months' duration, with new Offering Periods commencing on the date determined by the Committee. The first Offering Period shall commence on the beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") and continue until October 31, 2000. The Plan shall continue until terminated in accordance with Section 17 hereof. Notwithstanding the foregoing, the Committee may change the duration and/or frequency of any Offering Period, in its sole discretion, upon the commencement of any new Offering Period, subject to the limitations under Section 423 of the Code and all applicable state and local laws.

          (b) Purchase Periods. Each Offering Period shall consist of four (4) consecutive purchase periods of six (6) months' duration. The last of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on May 1 shall end on the next October 31. A Purchase Period commencing on November 1 shall end on the next April 31. The first Purchase Period shall commence on the IPO Date and shall end on October
31. Notwithstanding the foregoing, the Committee may change the duration and/or frequency of any Purchase Period, in its

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                                                                               5
sole discretion, upon the commencement of any new Purchase Period, subject to the limitations under Section 423 of the Code and all applicable state and local laws.

7.   Eligibility

          (a) Any individual who is an employee of the Company or of a Participating Subsidiary is eligible to participate in the Plan, except that one or more of the following categories of employees may, in the discretion of the Comittee, be excluded from the coverage of the Plan:

          (1) employees who have not been continuously employed by the Company or a Participating Subsidiary for such period (not to exceed two years) as the Committee may determine, ending on the Offering Date;
          (2) employees whose customary employment is 20 hours or less per week;
          (3)  employees whose customary employment is for not more than five
          (5) months in any calendar year;
          (4)  officers;
          (5) persons whose principal duties consist of supervising the work of other employees; and
          (6)  highly compensated employees.
          (7) employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase stock of the Company possessing 10% or more of the total combined voting power or value of all classes of stock of the Company.

          (b) In no event shall an employee be granted an option under the Plan if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company.

8.   Participation in the Plan

          The Committee shall set forth procedures pursuant to which Participants may elect to participate in a given Offering Period under the Plan. Once a Participant elects to participate in an Offering Period, such employee shall automatically participate in all subsequent Offering Periods, unless the employee (a) makes a new election or (b) withdraws from an Offering Period or from the Plan pursuant to Section 12 of the Plan.

9.   Grant of Option on Enrollment

          Each Participant who elects to participate in a given Offering Period shall be granted (as of the Offering Date) an Option to purchase (as of the Purchase Date) a number of Shares equal to the lesser of (i) the Maximum Share Amount or (ii) the number determined by dividing the amount accumulated in such employee's payroll deduction account during such Offering Period by the Purchase Price.

10.  Purchase Price

          The Purchase Price at which a Share will be sold for a given Offering Period, as of the Purchase Date, shall be eighty-five percent (85%) of the lesser of:

     (a) the Fair Market Value of a Share on the first day of the Offering Period; or

     (b)  the Fair Market Value of a Share on the last day of the Purchase
          Period.

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                                                                               6
          Provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a stockholder-approved amendment to the Plan (the date on which such amendment is approved, the "Approval Date"), and (ii) all or a portion of such additional Shares are to be issued with respect to one or more Offering Periods that are underway at the time of such increase ("Additional Shares") and (iii) the Fair Market Value of a Share on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Approval Date is deemed to be the first day of a new Offering Period, and the Purchase Price with respect to the Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share on the Purchase Date, whichever is lower.


11.  Payment of Purchase Price; Changes in Payroll Deductions; Issuance of
     Shares

          Subject to Sections 12 and 13 of the Plan:

          (a) Payroll deductions shall be made on each day that Participants are paid during an Offering Period with respect to all Participants who elect to participate in such Offering Period. The deductions shall be made as a percentage of the Participant's Compensation in one percent (1%) increments, from one percent (1%) to twenty percent (20%) of such Participant's Compensation, as elected by the Participant; provided, however, that no
                                             --------  -------
Participant shall be permitted to purchase Shares under this Plan (or under any other "employee stock purchase plan" within the meaning of Section 423(b) of the Code, of the Company or any of its Subsidiaries) with an aggregate Fair Market Value (as determined as of each Offering Date) in excess of $25,000.00 for any one calendar year within the meaning of Section 423(b)(8) of the Code. For a given Offering Period, payroll deductions shall commence on the Offering Date and shall end on the related Purchase Date, unless sooner altered or terminated as provided in the Plan.

          (b) A Participant shall not change the rate of payroll deductions once an Offering Period has commenced. The Committee shall specify procedures by which a Participant may increase or decrease the rate of payroll deductions for subsequent Offering Periods.

          (c) All payroll deductions made with respect to a Participant shall be credited to his or her Payroll Deduction Account under the Plan and shall be deposited with the general funds of the Company, and no interest shall accrue on the amounts credited to such Payroll Deduction Accounts. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. A Participant may not make any separate cash payment into his or her Payroll Deduction Account, and payment for Shares purchased under the Plan may not be made in any form other than by payroll deduction.

          (d) On each Purchase Date, the Company shall apply all funds then in the Participant's Payroll Deduction Account to purchase Shares (in whole and/or fractional Shares, as the case may be) pursuant to the Option granted on the Offering Date. In the event that the number of Shares to be purchased by all Participants in one Offering Period exceeds the number of Shares then available for issuance under the Plan, (i) the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Committee shall determine to be equitable and (ii) all funds not used to purchase Shares on the Purchase Date shall be returned, without interest, to the Participant.

          (e) As soon as practicable following the end of each Offering Period, the number of Shares purchased by each Participant shall be deposited into an account established in the Participant's name with the Plan Broker to be held by such Broker during the period set forth in Section 423(a)(1) of the Code.
Unless otherwise permitted by the Committee in its sole discretion, dividends that are declared on the Shares held in such account shall be reinvested in whole or fractional Shares.

          (f) Once the holding period set forth in Section 423(a)(1) of the Code has been satisfied with respect to a Participant's Shares, the Participant may
(i) transfer his or her Shares to another brokerage account of Participant's choosing or (ii) request in writing that a stock certificate be issued to him or her with respect to the whole Shares in his or her account with the Plan Broker and that any fractional Shares remaining in such account be paid in cash to him or her.

                                                                               7
The Committee may require, in its sole discretion, that the Participant bear the cost of transferring such Shares or issuing certificates for such Shares. Any Participant who engages in a "Disqualifying Disposition" of his or her Shares within the meaning of Section 421(b) of the Code shall notify the Company of such Disqualifying Disposition in accordance with Section 20 of the Plan.

          (g) The Participant shall have no interest or voting right in the Shares covered by his or her Option until such Option is exercised. Upon exercise, the shares received will carry the same voting rights as other outstanding shares of the same class.

12.  Withdrawal

          Each Participant may withdraw from an Offering Period or from the Plan under such terms and conditions as are established by the Committee in its sole discretion. Upon a Participant's withdrawal from an Offering Period or from the Plan, all accumulated payroll deductions in the Payroll Deduction Account shall be returned, without interest, to such Participant, and he or she shall not be entitled to any Shares on the Purchase Date or thereafter with respect to the Offering Period in effect at the time of such withdrawal. Such Participant shall be permitted to participate in subsequent Offering Periods pursuant to such terms and conditions established by the Committee in its sole discretion.

13.  Termination of Employment

          A Participant whose employment is terminated for cause or quits without good reason, shall cease to participate in the Plan upon his or her termination of employment. Upon such termination all payroll deductions credited to the Participant's Payroll Deduction Account shall be returned, without interest, to such Participant and such Participant shall have no future rights in any unexercised Options under the Plan. For a Participant whose employment is terminated due to death, disability, termination without cause or quits for good reason, such Participant's date of termination is deemed to be the end of the Offering Period during which such termination occurs, and such Participant or his or her designated beneficiary, as the case may be, shall receive shares pursuant to Section 11 of this Plan.

14.  Adjustments Upon Certain Events

          Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Options granted under the Plan:

          (a) Generally.  In the event of any change in the outstanding Shares
              ---------
by reason of any Share dividend, split, reverse stock split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, the Committee without liability to any person will make such substitution or adjustment, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan, (ii) the Purchase Price and/or (iii) any other affected terms of such Options.

          (b) Change in Control.  In the event of a Change in Control, the
              -----------------
Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Option or Offering Period as of the date of the consummation of the Change in Control.

15.  Nontransferability

          No Options granted under the Plan shall be transferred, assigned, pledged or otherwise disposed of in any way by the Participant otherwise than by will or by the laws of descent and distribution. Any such attempted transfer, assignment, pledge or other disposition shall be of no force or effect, except that the Committee may treat such act as an election to withdraw from the Offering Period in accordance with Section 12.

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                                                                               8
16.  No Right to Employment

          The granting of an Option under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment of such Participant.

17.  Amendment or Termination of the Plan

          The Plan shall continue until the earliest to occur of the following:
(a) termination of the Plan by the Board, (b) issuance of all of the Shares reserved for issuance under the Plan, (c) [March 31, 2010] or (d) failure to satisfy the conditions of Section 22 of the Plan. The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 14 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or (b) except as otherwise provided in Section 14(b), without the consent of a Participant, would impair any of the rights or obligations under any Option theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such
                -----------------
manner as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws.


18.  Tax Withholding

          The Participant's employer shall have the right to withhold from such Participant such withholding taxes as may be required by federal, state, local or other law, or to otherwise require the Participant to pay such withholding taxes. Unless the Committee specifies otherwise, a Participant may elect to pay a portion or all of such withholding taxes by (a) delivery of Shares or (b) having Shares withheld by the Company from the Shares otherwise to be received. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to the amount of such withholding taxes.


19.  International Participants

          With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law.


20.  Notices

          All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

                    Western Multiplex Corporation
                    1196 Borregas Avenue
                    Sunnyvale, California  94089
                    Attention:  Company Secretary



21.  Choice of Law

          The Plan shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California.

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                                                                               9
22.  Effectiveness of the Plan

          The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"); provided, however, that the Plan must be
                                  -----------------
approved within twelve (12) months after the Effective Date by the stockholders of the Company. The Company may commence payroll deductions on behalf of Participants pursuant to the Plan prior to such stockholder approval; provided,
                                                                      ---------
however, that the use of such payroll deductions to purchase Shares pursuant to
-------
the exercise of Options hereunder is contingent upon stockholder approval of the Plan. If stockholder approval of the Plan is not obtained prior to the first Purchase Date, the Plan shall terminate and all amounts withheld through payroll deduction or held in a Participant's Payroll Deduction Account shall be returned to such Participant, without interest.